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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 22, 2007

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)


       NEVADA                         000-50944                  84-156582
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(State or other jurisdiction     Commission File Number)       IRS Employer
    of incorporation)                                        Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                      --------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
As a result of previously reported transactions, Frank G. Pringle, the Company's Chairman and CEO/President, is the owner of all 35,236,188 issued and outstanding shares of the Company's 2006 Series of Convertible Preferred Stock. As presently designated, each of such shares can be converted into two (2) shares of Global's Common Stock (subject to certain volume/percentage of ownership limitations). Thus, under the current designation of such Series, Mr. Pringle would receive 70,472,376 shares of Common stock upon the conversion of all such shares of Preferred Stock. On October 22, 2007 Mr. Pringle offered, and the Board has accepted his offer, to amend the terms of the designation so that each share of the Preferred Stock will be convertible into one-half share of Common Stock (subject to the same limitations). As a result, the 35,236,188 shares will now be convertible into only 17,618,094 shares of Common Stock rather than 70,472.376 shares.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR. As a result of the above described change [Item 3.03] in the terms of the 2006 Series of Convertible Preferred Stock, the Certificate of Designation for such series is being amended to reflect such change. Such amendment does not require a vote of the stockholders. The Amendment to the Certificate of Designation will be effective when filed with the office of the Secretary of State in Nevada.

ITEM 8.01         OTHER EVENTS.
On October 22, 2007, in addition to the offer to change the terms of the 2006 Series of Convertible Preferred Stock disclosed in Item 3.03 above, Mr. Pringle also offered to cancel the 23,500,000 Common Stock Purchase Warrants received by him in the transaction when the Company acquired the assets of Mobilestream Oil, Inc. The Board of Directors accepted that offer. This action does not affect the remaining 3,705,867 warrants held by the Mobilestream Oil Liquidating Trust and to be issued to the other shareholders of Mobilestream Oil, Inc. upon their registration.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL RESOURCE CORPORATION


                                            By: /s/ Frank G. Pringle, President
                                                ---------------------

October 22, 2007